                                                                   Exhibit 99.1




                             LETTER OF TRANSMITTAL

                               AGL CAPITAL TRUST

                             OFFER TO EXCHANGE ITS
                       SERIES B 8.17% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER EXCHANGE CAPITAL
                 SECURITY) WHICH HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING

                       SERIES A 8.17% CAPITAL SECURITIES
           (LIQUIDATION AMOUNT $1,000 PER ORIGINAL CAPITAL SECURITY)
         FULLY AND UNCONDITIONALLY GUARANTEED, AS DESCRIBED HEREIN, BY

                               AGL RESOURCES INC.

            PURSUANT TO THE PROSPECTUS DATED _________________, 1997

-------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
-------------------------------------------------------------------------------
                 The Exchange Agent For The Exchange Offer Is:

                              THE BANK OF NEW YORK
       By Mail:                    By Facsimile:          By Hand or Overnight
(Registered or Certified   (Eligible Institutions Only)         Delivery:
    Mail recommended)

                               (212) 815-6339             The Bank of New York
   The Bank of New York                                    101 Barclay Street
101 Barclay Street - 7 East  To Confirm by Telephone  Corporate Trust Services Window,
 New York, New York 10286    or for Information Call:         Ground Level
 Attention: Enrique Lopez                               New York, New York 10286
  Reorganization Section       (212) 815-2742        Attention: Enrique Lopez - 7 East
                                                           Reorganization Section

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         The Letter of Transmittal is to be completed by holders (which term, for purposes of this document, shall include any participant in The Depository Trust Company ("DTC") either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof or delivery of an Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Original Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Trust and AGL Resources Inc. ("AGL Resources") may enforce this Letter of Transmittal against such participant.

         Holders of Original Capital Securities whose certificates (the "Certificates") for such Original Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

                                        DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED
------------------------------------------------------------------------------------------------------------------
IF BLANK, PLEASE PRINT        CERTIFICATE       AGGREGATE PRINCIPAL AMOUNT             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF           NUMBER(S)**       OF ORIGINAL CAPITAL SECURITIES         ORIGINAL CAPITAL
REGISTERED HOLDER (AS                                                                  SECURITIES TENDERED (IF
IT APPEARS ON                                                                          LESS THAN ALL)***
CERTIFICATES, IF
APPLICABLE).*
------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
                                                TOTAL AMOUNT TENDERED
                             -------------------------------------------------------------------------------------

    * Please list each Certificate separately. Attach additional list if necessary. See Instruction 3.
   **    Need not be completed by book-entry holders.
  *** Original Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Original Capital Securities held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE
      AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_________________________________________________

DTC Account Number:____________________________________________________________

Transaction Code Number:_______________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):__________________________________________________

Window Ticket Number (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution which Guaranteed Delivery:_________________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution:_________________________________________________

DTC Account Number:____________________________________________________________

Transaction Code Number:_______________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:__________________________________________________________________________
Address:_______________________________________________________________________

Ladies and Gentlemen:

         The undersigned hereby tenders to AGL Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and AGL Resources Inc., a Georgia corporation ("AGL Resources"), the above described aggregate Liquidation Amount of the Trust's 8.17% Series A Capital Securities (the "Original Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's 8.17% Series B Capital Securities (the "Exchange Capital Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated _______________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of AGL Resources and the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Capital Securities to AGL Resources or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY AGL RESOURCES, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) of the Original Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Capital Securities. The Certificate number(s) and the Original Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Original Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Capital Securities will be returned (or, in the case of Original Capital Securities tendered by book-entry transfer, such Original Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus and in the instructions attached hereto will, upon AGL Resources' and the Trust's acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement between the undersigned, AGL Resources and the Trust upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, AGL Resources and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Capital Securities, that such Exchange Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Capital Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" (WITHIN THE MEANING OF THE SECURITIES ACT) OF AGL RESOURCES OR THE TRUST, (II) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH EXCHANGE CAPITAL SECURITIES. BY TENDERING ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, A HOLDER OF ORIGINAL CAPITAL SECURITIES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         AGL RESOURCES AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES, WHERE SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF

MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM AGL RESOURCES OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL AGL RESOURCES AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR AGL RESOURCES OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF AGL RESOURCES OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CAPITAL SECURITIES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH AGL RESOURCES OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY AGL RESOURCES AND THE TRUST, OR CAUSE AGL RESOURCES AND THE TRUST TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--EXCHANGE AGENT."

         Holders of Original Capital Securities whose Original Capital Securities are accepted for exchange will not receive Distributions on such Original Capital Securities and the undersigned waives the right to receive any Distributions on such Original Capital Securities accumulated from and including _______________, 1997. Accordingly, holders of Exchange Capital Securities as of the record date for the payment of Distributions on _______________, 1997 will be entitled to Distributions accumulated from and including _______________, 1997.

         The undersigned will, upon request, execute and deliver any additional documents deemed by AGL Resources or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Original Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL CAPITAL SECURITIES AS SET FORTH IN SUCH BOX.

                           HOLDER(S) PLEASE SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE ____)
     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2.)

       This Letter of Transmittal must be signed by registered holder(s)
(which term, for purposes of this document, shall include any participant in DTC) exactly as such holder(s) name(s) appear(s) on Certificate(s) for the Original Capital Securities hereby tendered or on the register of holders maintained by the Trust, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Original Capital Securities to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X_______________________________________________________________________________

X_______________________________________________________________________________
                           Signature(s) of Holders(s)

Date:________________________________

Name(s):________________________________________________________________________
        ________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________
Address: _______________________________________________________________________
         _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________
________________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Signature(s) Guaranteed by an
Eligible Institution:___________________________________________________________
                             (Authorized Signature)

Date:___________________
Name of Firm:___________________________________________________________________
Capacity (full title):__________________________________________________________
                             (Please Type or Print)

Address:________________________________________________________________________
        ________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Capital Securities or Original Capital Securities not tendered are to be issued in the name of someone other than the registered holder of the Original Capital Securities whose name(s) appear(s) above.

Issue

[ ]  Original Capital Securities
     not tendered to:
[ ]  Exchange Capital Securities
     to:

Name(s):_________________________________________

        _________________________________________
                (Please Type or Print)

Address:_________________________________________

_________________________________________________
                 (Include Zip Code)

Area Code and
Telephone Number:________________________________

_________________________________________________
(Tax Identification or Social Security Number(s)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Capital Securities or Original Capital Securites not tendered are to be sent to someone other than the registered holder of the Original Capital Securities whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail

[ ]  Original Capital Securities
     not tendered to:

[ ]  Exchange Capital Securities
     to:

Name(s):_____________________________________________

        _____________________________________________
                    (Please Type or Print)

Address:_____________________________________________

_____________________________________________________
                      (Include Zip Code)

Area Code and
Telephone Number:____________________________________

_____________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES;
    GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Original Capital Securities may be tendered in whole or in part in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Original Capital Securities and (i) whose Original Capital Securities are not immediately available or (ii) who cannot deliver their Original Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Trust, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in this Letter of Transmittal)) representing all tendered Original Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "Eligible Guarantor Institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither AGL Resources nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or delivery of an Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2.   GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Capital Securities) of Original Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Original Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.   INADEQUATE SPACE.

     If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the Certificate number(s) and/or the principal amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.   PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Original Capital Securities will be accepted only in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Original Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Capital Securities which are to be tendered in the box entitled "Principal Amount of Original Capital Securities Tendered" (if less than all). In such case, new Certificate(s) for the remainder of the Original Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Capital Security, promptly after the Expiration Date. All Original Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate principal amount of Original Capital Securities to be withdrawn, and (if Certificates for Original Capital Securities have been tendered) the name of the registered holder of the Original Capital Securities as set forth on the Certificate for the Original Capital Securities, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Capital Securities tendered for the account of an Eligible Institution. If Original Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by AGL Resources and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither AGL Resources, the Trust, any affiliates or assigns of AGL Resources or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.   SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Original Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Original Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to AGL Resources and the Trust, in their sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as AGL Resources, the Trust or the Trustee for the Original Capital Securities may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4. The holder of the Original Capital Securities must pay or cause to be paid any and all stock transfer taxes applicable to the issuance of Exchange Capital Securities in the name of a person other than such holder.

7.   IRREGULARITIES.

     AGL Resources and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities, which determination shall be final and binding on all parties. AGL Resources and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to AGL Resources and the Trust be unlawful. AGL Resources and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. AGL Resources' and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. AGL Resources, the Trust, any affiliates or assigns of AGL Resources, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.   QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.   31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. Federal income tax law, a holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number (e.g., social security number or employer identification number) ("TIN") on Substitute Form W-9 below. The holder is required to give the Exchange Agent the TIN of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part II of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W- 9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  WAIVER OF CONDITIONS.

     AGL Resources and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.  NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Capital Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

     Neither AGL Resources, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

12.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13.  SECURITY TRANSFER TAXES.

     Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)
                        PAYOR'S NAME: AGL CAPITAL TRUST


--------------------------------------------------------------------------------
SUBSTITUTE

FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATION

--------------------------------------------------------------------------------
PART I -- Please provide your TIN
in the box at right and certify by           ___________________________________
signing and dating below                            Social Security Number


                                                              OR


                                             ___________________________________
                                             Employer Identification Number


--------------------------------------------------------------------------------
PART II -- TIN Applied For [ ]




--------------------------------------------------------------------------------
CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
 CERTIFY THAT:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
(3) the other information provided on this form is true and correct.
--------------------------------------------------------------------------------

SIGNATURE___________________________________ DATE___________________

--------------------------------------------------------------------------------


You must cross out all of item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withhholding.
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE                                              DATE
          ------------------------------------------       ---------------------

                               AGL CAPITAL TRUST

                             OFFER TO EXCHANGE ITS
                       8.17% SERIES B CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                          FOR ANY AND ALL OUTSTANDING
                       8.17% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                    FULLY AND UNCONDITIONALLY GUARANTEED BY
                               AGL RESOURCES INC.

To:  Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

     AGL Resources Inc. (the "AGL Resources") and AGL Capital Trust (the "Trust") are offering, upon and subject to the terms and conditions set forth in a Prospectus dated _______________, 1997 (the "Prospectus"), and the enclosed letter of transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") the Trust's 8.17% Series B Capital Securities (the "Exchange Capital Securities") for its outstanding 8.17% Series A Capital Securities (the "Original Capital Securities"). The Exchange Offer is being made in order to satisfy certain obligations of the Company and the Trust contained in the Registration Rights Agreement, dated June 11, 1997, among AGL Resources, the Trust and the initial purchasers referred to therein.

     We are requesting that you contact your clients for whom you hold Original Capital Securities regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Original Capital Securities registered in your name or in the name of your nominee, or who hold Original Capital Securities registered in their own names, we are enclosing the following documents:

     1.        Prospectus dated _______________, 1997;

     2. The Letter of Transmittal for your use and for the information (or the use, where relevant) of your clients;

     3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Original Capital Securities are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

     4. A form of letter which may be sent to your clients for whose account you hold Original Capital Securities registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

     5. Return envelopes addressed to The Bank of New York, the Exchange Agent for Original Capital Securities.

YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1997, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). THE ORIGINAL CAPITAL SECURITIES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

     To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal) in lieu thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Original Capital Securities should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

     If holders of Original Capital Securities wish to tender, but it is impracticable for them to forward their certificates for Original Capital Securities prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities."

     AGL Resources will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Original Capital Securities held by them as nominee or in a fiduciary capacity. AGL Resources will pay or cause to be paid all stock transfer taxes applicable to the exchange of Original Capital Securities pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to The Bank of New York, the Exchange Agent for the Original Capital Securities, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                                Very truly yours,


                                                AGL Resources Inc.
                                                AGL Capital Trust

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF AGL RESOURCES, THE TRUST OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF AGL RESOURCES, THE TRUST OR THE EXCHANGE AGENT WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

                               AGL CAPITAL TRUST

                             OFFER TO EXCHANGE ITS
                       8.17% SERIES B CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                          FOR ANY AND ALL OUTSTANDING
                       8.17% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                    FULLY AND UNCONDITIONALLY GUARANTEED BY
                               AGL RESOURCES INC.

To Our Clients:

      Enclosed for your consideration is a Prospectus dated __________, 1997 (the "Prospectus"), and the related letter of transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of AGL Resources Inc. (the "AGL Resources") and AGL Capital Trust (the "Trust") to exchange the Trust's 8.17% Series B Capital Securities (the "Exchange Capital Securities") for its outstanding 8.17% Series A Capital Securities (the "Original Capital Securities"), upon the terms and subject to the conditions described in the Prospectus. The Exchange Offer is being made in order to satisfy certain obligations of AGL Resources and the Trust contained in the Registration Rights Agreement dated June 11, 1997, among AGL Resources, the Trust and the initial purchasers referred to therein.

      This material is being forwarded to you as the beneficial owner of the Original Capital Securities carried by us in your account but not registered in your name. A TENDER OF SUCH ORIGINAL CAPITAL SECURITIES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

     Accordingly, we request instructions as to whether you wish us to tender on your behalf the Original Capital Securities held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

     Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Original Capital Securities on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on _________, 1997, or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). Any Original Capital Securities tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

     Your attention is directed to the following:

     1.       The Exchange Offer is for any and all Original Capital Securities.

     2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Conditions to the Exchange Offer."

     3. Any transfer taxes incident to the transfer of Original Capital Securities from the holder to AGL Resources will be paid by AGL Resources, except as otherwise provided in the Instructions in the Letter of Transmittal.

     4. The Exchange Offer expires at 5:00 p.m., New York City time, on _______________, 1997, unless extended by AGL Resources or the Trust.

     If you wish to have us tender your Original Capital Securities, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter.

THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER ORIGINAL CAPITAL SECURITIES.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by AGL Resources Inc. and AGL Capital Trust with respect to AGL Capital Trust's Original Capital Securities.

     This will instruct you to tender the Original Capital Securities held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

     Please tender the Original Capital Securities held by you for my account as indicated below:

[ ]  AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF ORIGINAL CAPITAL
     SECURITIES TENDERED $______________________________________________________

[ ] Please do not tender any Original Capital Securities held by you for my account.

Date:___________________________________________________________________________

Signature(s):___________________________________________________________________

             ___________________________________________________________________

Please print name(s) here:______________________________________________________

                          ______________________________________________________

Address(es):____________________________________________________________________

            ____________________________________________________________________

Area Code and Telephone Number(s):______________________________________________

                                  ______________________________________________

Tax Identification or Social Security Number(s):________________________________

                                                ________________________________


     None of the Original Capital Securities held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Original Capital Securities held by us for your account.



                                       2